COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

NOTE N — COMMITMENTS AND CONTINGENCIES

Commitments to Extend Credit - In the normal course of business, the Bank is party to financial instruments with off-balance-sheet risk.  These financial instruments include commitments to extend credit and standby letters of credit, and have elements of credit risk in excess of the amount recognized in the balance sheet.  The exposure to credit loss in the event of nonperformance by the other parties to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual, or notional, amount of those instruments.  Generally, the same credit policies used for on-balance-sheet instruments, such as loans, are used in extending loan commitments and standby letters of credit.

Following are the off-balance-sheet financial instruments whose contract amounts represent credit risk:

	December 31,
	2011	2010

Loan commitments	$24,485,759	$26,833,578
Standby letters of credit	1,051,235	868,735

Loan commitments involve agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and some involve payment of a fee.  Many of the commitments are expected to expire without being fully drawn; therefore, the total amount of loan commitments does not necessarily represent future cash requirements.  Each customer’s creditworthiness is evaluated on a case-by-case basis.  The amount of collateral obtained, if any, upon extension of credit is based on management’s credit evaluation of the borrower.  Collateral held varies but may include commercial and residential real properties, accounts receivable, inventory and equipment.

Standby letters of credit are conditional commitments to guarantee the performance of a customer to a third party.  The credit risk involved in issuing standby letters of credit is the same as that involved in making loan commitments to customers.

Litigation - The Company and the Bank were not involved as defendants in litigation at December 31, 2011 and management is not aware of any other pending or threatened litigation, or unasserted claims or assessments that are expected to result in losses, if any, that would be material to the consolidated financial statements.

New Office - Land intended to be used for the Bank’s future expansion is owned near Powdersville, SC.  We have not established either a budget or a schedule for the construction of that proposed office.

Other - The Company and the Bank are not involved in other off-balance-sheet contractual relationships or transactions that could result in liquidity needs or other commitments or significantly impact earnings.

Examination of Federal Income Tax Returns — In January 2012, the Internal Revenue Service began conducting an examination of the Company’s federal income tax returns for the years 2010 and 2009.  Refer to Note L — Income Taxes for further discussion.